UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2022

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of MRC Global Inc. (the “Company”) and its committees met on February 7 and 8, 2022, and took certain actions, including (among others) those described below.

On February 7, 2022, the Compensation Committee (the “Compensation Committee”) of the Board approved a new form of Performance Share Unit Award Agreement (the “Award Agreement”) under the MRC Global Inc. 2011 Omnibus Incentive Plan, (as amended, the “Plan”).

Under the Award Agreement, the performance share units (“PSUs”) provide the recipient with the right to earn shares of the Company’s common stock equal to between 0% and 200% of the number of PSUs granted, determined by how the total shareholder return (“TSR”) of the Company compares to the TSR of the companies in the Philadelphia OSX Index, on the first day of the applicable performance period, plus the TSR of NOW Inc. and the iShares Russell 2000 Exchange Traded Fund (IWM), which represents the total return of the companies in the Russell 2000. If during the applicable performance period the stock of a company in the Philadelphia OSX Index or NOW Inc. ceases to be traded due to its financial performance or condition so that the TSR for that company cannot be determined then that company will be placed at the bottom of the relative TSR ranking of the Company and the other companies. If during the applicable performance period the stock of a company in the Philadelphia OSX Index or NOW Inc. ceases to be traded as a result of a merger or other acquisition then the TSR of that company will be determined as of the date of the applicable transaction. Further, if during the applicable performance period a company in the Philadelphia OSX Index or NOW Inc. is liquidated, then the average share price used to determine the TSR of that company will be determined based on the 20-trading day period (or such shorter period) such company’s stock trades starting on the date the announcement of the liquidation is announced to the public.

Under the Award Agreement, there are four performance periods: the one-year periods of 2022, 2023 and 2024 and the three-year period of 2022-2024. Each performance period determines the vesting of and payment to be made for 25% of the PSUs awarded. However, if an award recipient dies or becomes disabled before payment of the award the number of shares of the Company’s common stock that will be paid is determined by prorating the number of shares otherwise payable under the award based on the number of days the recipient was employed during the applicable performance period. If a Change in Control of the Company occurs during a performance period, the TSR is measured at the closing of the transaction that constitutes the Change in Control, but if a Change in Control occurs prior to the beginning of a performance period the Company’s performance for such period shall be deemed to have been achieved at the target performance (50th percentile) level. This description of the material terms of the Award Agreement is qualified in all respects by the actual text of the Award Agreement, which is attached to this Form 8-K as Exhibit 99.1.

Upon adoption of the Award Agreement, the Compensation Committee granted PSUs under the Plan to the named executive officers of the Company, other than the chief executive officer, and the Board granted to the chief executive officer PSUs, in the amounts set forth in the table below.

Name	Job Title	# of Performance Share Units Granted
Saltiel, Robert J. Jr.	President & Chief Executive Officer	214,286
Youngblood, Kelly	Executive Vice President & Chief Financial Officer	64,935
Churay, Daniel J.	Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary	38,636
Bates, Grant R.	Senior Vice President – North America Operations & E-Commerce	27,857

The Plan is scheduled to terminate on April 9, 2022. On February 8, 2022, the Board amended the Plan to delete the termination date, subject to the approval of the Company’s stockholders at the Company’s annual meeting of stockholders scheduled for May 5, 2022. This amendment is intended to allow the Plan to remain in effect until the stockholders consider the amendment and an amendment to increase the number of shares available for issuance pursuant to the Plan.

Under the Company’s corporate governance guidelines, Rhys Best, the Company’s Chairman of the Board, has not been nominated to serve during the 2022-23 term. If this is deemed to be an event that is required to be disclosed in this Item 5.02, the disclosure under Item 8.01 below is deemed incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

The Company’s corporate governance guidelines provide that a director will not be re-nominated to serve on the Board once the director turns age 73. Rhys Best, age 75, has continued to serve for two terms past age 73 pursuant to waivers that the Board made to allow for a transition of leadership to a new chief executive officer and to provide for a transition in leadership of the Board. Under the Company’s corporate governance guidelines, Rhys Best, the Company’s Chairman of the Board, has not been re-nominated to serve during the 2022-23 term and, as a result, will no longer serve as a director. On February 8, 2022, the Board selected director Robert L. Wood to be the Company’s next Chairman of the Board, effective and contingent upon his re-election as a director at the Company’s annual meeting, which the Board scheduled for May 5, 2022. Mr. Best will continue to serve the remainder of his term until his term ends, and Mr. Best expressed no disagreements on any matter relating to the Company’s operations, policies or practices.

The Company issued a press release on February 11, 2022 announcing these changes, a copy of which is filed herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Form of Performance Share Unit Award Agreement

99.2	Press release dated February 11, 2022

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Form of Performance Share Unit Award Agreement

99.2	Press release dated February 11, 2022

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2022

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs,
General Counsel and Corporate Secretary